SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C. 20549

                     FORM 8-K/A

         AMENDMENT TO APPLICATION OR REPORT

      Filed Pursuant to Section 13 or 15(d) of

        THE SECURITIES EXCHANGE ACT OF 1934

                   May 6, 1998
                 (Date of report)


                  March 27, 1998
         (Date of earliest event reported)


                MILASTAR CORPORATION
(Exact name of registrant as specified in its charter)


                  AMENDMENT NO. 1


         DELAWARE                    0-5105            13-2636669
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)      Identification No.)


  No. 9 Via Parigi, Palm Beach, Florida         33480
(Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code (561) 655-9590


                   Not Applicable
Former name, former address and former fiscal year, if changed since last report.





The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Report filed on March 27, 1998 as set forth in the pages attached hereto:

Item 7.FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Business Acquired

      The financial statements of Twin City Steel Treating Co., Inc., a Minnesota Corporation, ("Twin City Steel Treating") required to be filed pursuant to Item 7 of Form 8-K filed on March 27, 1998.

  (b) Pro Forma Financial Information

      Pro forma financial information, required to be filed pursuant to
      Item 7 of Form 8-K filed on March 27, 1998 reflecting the acquisition of Twin City Steel Treating.

  (c) Exhibits:

      10.5 Asset Purchase Agreement dated as of March 16, 1998 by and among Flame Metals Processing Corporation ("Flame"), Twin City Steel Treating and Marvin Schendel.

              ONLY THOSE ITEMS AMENDED ARE REPORTED
            HEREIN.  CAPITALIZED TERMS NOT OTHERWISE
             DEFINED HEREIN SHALL HAVE THE MEANINGS
              GIVEN TO THEM IN THE FORM 8-K FILED
                       ON MARCH 27, 1998.




                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          MILASTAR CORPORATION


                                        /s/ L. MICHAEL McGURK
                                            L. Michael McGurk
                                         Chief Operating Officer
                                             and President

                                          Dated: May 6, 1998


             MILASTAR CORPORATION AND SUBSIDIARIES
            INTRODUCTION TO FINANCIAL STATEMENTS OF
                     BUSINESS ACQUIRED



    Twin City Steel Treating was a privately held, family-owned business and accordingly, does not have audited financial statements available. The financial statements included herein were made available to Milastar Corporation (the "Company") in evaluating the acquisition. These financial statements were reviewed by an outside independent accountant and the Company had sufficient access to other records to satisfy itself as to the accuracy of these statements. However, the Company has been advised that it is not reasonably possible for its independent public accountants to audit these financial statements. In addition, the Company is indemnified under the terms of the Purchase Agreement for any inaccuracies in the financial statements which may become known subsequent to closing.


                   TWIN CITY STEEL TREATING CO., INC.
                            BALANCE SHEETS
                             (Unaudited)

                                ASSETS
                                                             July 31,    July 31,
                                                              1996        1995
Current assets:
  Cash and cash equivalents. . . . . . . . . . . . . .        22,248         30,649
  Trade receivables, less allowance for doubtful
      accounts of $-0-, 1996 and 1995. . . . . . . . .       270,493        250,134
  Prepaid insurance. . . . . . . . . . . . . . . . . .        72,823         71,577
  Income taxes receivable. . . . . . . . . . . . . . .         6,913
  Deferred tax asset . . . . . . . . . . . . . . . . .         5,569         12,321
  Other current assets . . . . . . . . . . . . . . . .        14,974          3,072
    Total current assets . . . . . . . . . . . . . . .       393,020        367,753

Property, plant and equipment:
  Land . . . . . . . . . . . . . . . . . . . . . . . .       248,526         26,779
  Buildings and improvements . . . . . . . . . . . . .       128,116        128,116
  New building - construction in progress. . . . . . .       224,851
  Machinery and equipment. . . . . . . . . . . . . . .       904,018        734,506
  Furniture and fixtures . . . . . . . . . . . . . . .       107,219        107,219
  Land . . . . . . . . . . . . . . . . . . . . . . . .        98,178         98,178
                                                           1,710,908      1,094,798
   Less accumulated depreciation . . . . . . . . . . .      (752,092)      (687,390)
                                                             958,816        407,408
Other assets:
  Deposit on property and equipment. . . . . . . . . .         1,900          5,000
  Loan costs, net of amortization. . . . . . . . . . .        38,855          6,400

Total assets . . . . . . . . . . . . . . . . . . . . .     1,392,591        786,561

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt . . . . . . . .        55,550         92,550
  Current maturities of capital lease obligations. . .        16,050         12,100
  Accounts payable . . . . . . . . . . . . . . . . . .        83,786         43,477
  Accrued income taxes . . . . . . . . . . . . . . . .         6,386          9,722
  Insurance payable. . . . . . . . . . . . . . . . . .        56,630         59,596
  Other current liabilities. . . . . . . . . . . . . .        19,405         21,099
    Total current liabilities. . . . . . . . . . . . .       237,807        238,544

Long-term debt, less current maturities. . . . . . . .       517,429         33,086

Loan from stockholder. . . . . . . . . . . . . . . . .        65,500

Capital lease obligations, less current maturities . .        18,764         15,732

Total liabilities. . . . . . . . . . . . . . . . . . .       839,500        287,362

Stockholders' equity:
  Common stock, 1,500 shares authorized,
  500 shares issued. . . . . . . . . . . . . . . . . .        80,097         80,097
  Retained earnings. . . . . . . . . . . . . . . . . .       472,994        419,102
Total stockholders' equity . . . . . . . . . . . . . .       553,091        499,199

Total liabilities and stockholders' equity . . . . . .     1,392,591        786,561

                  TWIN CITY STEEL TREATING CO., INC.
            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                      Fiscal Years Ended July 31,
                              (Unaudited)

                                                            1996           1995

Net Sales. . . . . . . . . . . . . . . . . . . . . .       2,016,159      1,954,149
Cost of Sales. . . . . . . . . . . . . . . . . . . .       1,333,366      1,255,202
Gross profit . . . . . . . . . . . . . . . . . . . .         682,793        698,947

Selling expenses . . . . . . . . . . . . . . . . . .          99,444         90,918
General and administrative expenses. . . . . . . . .         493,545        448,557

Operating income . . . . . . . . . . . . . . . . . .          89,804        159,472

Other income (expense):
  Interest income. . . . . . . . . . . . . . . . . .             137
  Interest expense . . . . . . . . . . . . . . . . .         (19,917)       (18,807)
  Miscellaneous income . . . . . . . . . . . . . . .           2,295
    Total other income (expense) . . . . . . . . . .         (17,485)       (18,807)

Income (loss) before provision for income taxes. . .          72,319        140,665
Provision for income taxes . . . . . . . . . . . . .          18,427         38,265

Net income . . . . . . . . . . . . . . . . . . . . .          53,892        102,400


Retained earnings, beginning . . . . . . . . . . . .         419,102        316,702

Retained earnings, ending. . . . . . . . . . . . . .         472,994        419,102

                       TWIN CITY STEEL TREATING
                        STATEMENT OF CASH FLOWS
                      Fiscal Years Ended July 31,
                              (Unaudited)


                                                            1996            1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss). . . . . . . . . . . . . . . . .          53,892        102,400
  Adjustments to reconcile net income to net
  cash provided by operating activities:
   Depreciation and amortization . . . . . . . . . .          66,656         67,034
   Deferred taxes. . . . . . . . . . . . . . . . . .           6,752         20,943

  Changes in operating assets and liabilities:
   Accounts receivable . . . . . . . . . . . . . . .         (20,359)       (22,048)
   Prepaid insurance . . . . . . . . . . . . . . . .          (1,246)       (24,001)
   Income taxes receivable . . . . . . . . . . . . .          (6,913)
   Other assets. . . . . . . . . . . . . . . . . . .          (8,886)        (1,464)
   Accounts and insurance payable. . . . . . . . . .          37,343         41,824
   Accrued income taxes. . . . . . . . . . . . . . .          (3,336)         4,632
   Other current liabilities . . . . . . . . . . . .          (1,694)         2,521

  Net cash provided by operating activities. . . . .         122,209        191,841

CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property, plant and equipment. . . .        (244,304)      (134,525)
   Deposits on land and fixed assets . . . . . . . .          (1,900)        (5,000)
   Loan costs paid . . . . . . . . . . . . . . . . .         (19,716)        (6,400)

  Net cash used in investing activities. . . . . . .        (265,920)      (145,925)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of long-term debt. . . . .         142,392         48,000
   Principal payments on long-term debt. . . . . . .         (72,582)       (98,554)
   Proceeds from issuance of note
    payable - stockholder. . . . . . . . . . . . . .          65,500

  Net cash provided by (used) financing activities .         135,310        (50,554)

NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS . . . . . . . . . . . . . . . . . . .          (8,401)        (4,638)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR . . . .          30,649         35,287

CASH AND CASH EQUIVALENTS, END OF YEAR . . . . . . .          22,248         30,649

Supplemental disclosures of cash flow information:
   Cash paid during the year for:
    Interest . . . . . . . . . . . . . . . . . . . .          23,021         18,966

    Income taxes . . . . . . . . . . . . . . . . . .          24,622         12,690

                   TWIN CITY STEEL TREATING CO., INC.
                            BALANCE SHEETS
                             (Unaudited)

                                ASSETS
                                                          January 31,      July 31,
                                                             1998            1997
Current assets:
  Cash and cash equivalents. . . . . . . . . . . . . .         7,317         10,244
  Trade receivables, less allowance for doubtful
      accounts of $-0-, 1998 and 1997. . . . . . . . .       283,316        271,465
  Prepaid insurance. . . . . . . . . . . . . . . . . .        43,401         55,450
  Income taxes receivable. . . . . . . . . . . . . . .         3,210         11,713
  Escrow balance . . . . . . . . . . . . . . . . . . .         2,824          2,542
  Deferred tax asset . . . . . . . . . . . . . . . . .         5,402          5,402
  Other current assets . . . . . . . . . . . . . . . .         8,529          7,051
    Total current assets . . . . . . . . . . . . . . .       353,999        363,867

Property, plant and equipment:
  Land . . . . . . . . . . . . . . . . . . . . . . . .       221,747        221,747
  Buildings and improvements . . . . . . . . . . . . .     1,501,952      1,501,952
  Machinery and equipment. . . . . . . . . . . . . . .     1,077,151      1,070,405
  Furniture and fixtures . . . . . . . . . . . . . . .       134,907        133,397
  Land . . . . . . . . . . . . . . . . . . . . . . . .        98,178         98,178
                                                           3,033,935      3,025,679
   Less accumulated depreciation . . . . . . . . . . .      (788,632)      (734,092)
                                                           2,245,303      2,291,587
Other assets:
  Loan costs, net of amortization. . . . . . . . . . .        41,272         43,972

Total assets . . . . . . . . . . . . . . . . . . . . .     2,640,574      2,699,426

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Credit line payable. . . . . . . . . . . . . . . . .       195,000        195,000
  Current maturities of long-term debt . . . . . . . .       100,700         88,450
  Current maturities of capital lease obligations. . .        10,575         12,250
  Accounts payable . . . . . . . . . . . . . . . . . .       371,795        293,452
  Insurance payable. . . . . . . . . . . . . . . . . .        45,919         55,827
  Other current liabilities. . . . . . . . . . . . . .        31,227         19,502
    Total current liabilities. . . . . . . . . . . . .       755,216        664,481

Long-term debt, less current maturities. . . . . . . .     1,320,368      1,359,605

Loan from stockholder. . . . . . . . . . . . . . . . .        91,798         81,500

Capital lease obligations, less current maturities . .        31,724         36,483

Total liabilities. . . . . . . . . . . . . . . . . . .     2,199,106      2,142,069

Stockholders' equity:
  Common stock, 1,500 shares authorized,
   500 shares issued . . . . . . . . . . . . . . . . .        80,097         80,097
  Retained earnings. . . . . . . . . . . . . . . . . .       361,371        477,260
Total stockholders' equity . . . . . . . . . . . . . .       441,468        577,357

Total liabilities and stockholders' equity . . . . . .     2,640,574      2,699,426

                  TWIN CITY STEEL TREATING CO., INC.
            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
 Six Months Ended January 31, 1998 and Fiscal Year Ended July 31, 1997
                              (Unaudited)



                                                         Six Months     Fiscal Year
                                                           Ended          Ended
                                                        January 31,      July 31,
                                                           1998           1997
Net Sales. . . . . . . . . . . . . . . . . . . . . . .     1,033,737      1,922,500
Cost of Sales. . . . . . . . . . . . . . . . . . . . .       742,250      1,476,708
Gross profit . . . . . . . . . . . . . . . . . . . . .       291,487        445,792

Selling expenses . . . . . . . . . . . . . . . . . . .        38,916         98,063
General and administrative expenses. . . . . . . . . .       305,658        494,726

Operating income (loss). . . . . . . . . . . . . . . .       (53,087)      (146,997)

Other income (expense):
  Interest income. . . . . . . . . . . . . . . . . . .                           63
  Interest expense . . . . . . . . . . . . . . . . . .       (79,502)      (129,689)
  Net gain on sale of property and equipment . . . . .                      257,825
  Miscellaneous income . . . . . . . . . . . . . . . .        16,700         26,148
    Total other income (expense) . . . . . . . . . . .       (62,802)       154,347

Income (loss) before provision for income taxes. . . .      (115,889)         7,350
Provision for income taxes . . . . . . . . . . . . . .                        3,084

Net income . . . . . . . . . . . . . . . . . . . . . .      (115,889)         4,266



Retained earnings, beginning . . . . . . . . . . . . .       477,260        472,994

Retained earnings, ending. . . . . . . . . . . . . . .       361,371        477,260

                    TWIN CITY STEEL TREATING CO., INC.
                         STATEMENT OF CASH FLOWS
  Six Months Ended January 31, 1998 and Fiscal Year Ended July 31, 1997
                              (Unaudited)


                                                         Six Months       Fiscal Year
                                                           Ended              Ended
                                                         January 31,        July 31,
                                                           1998             1997
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss). . . . . . . . . . . . . . . . . .      (115,889)         4,266
  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation and amortization . . . . . . . . . . .        57,240        101,784
   Deferred taxes. . . . . . . . . . . . . . . . . . .                        2,076
   Net gain on sale of property and equipment. . . . .                     (257,825)

  Changes in operating assets and liabilities:
   Accounts receivable . . . . . . . . . . . . . . . .       (11,851)          (972)
   Prepaid insurance . . . . . . . . . . . . . . . . .        12,049         17,373
   Income taxes receivable . . . . . . . . . . . . . .         8,503         (4,800)
   Escrow balance. . . . . . . . . . . . . . . . . . .          (282)        (2,542)
   Other assets. . . . . . . . . . . . . . . . . . . .        (1,478)         8,723
   Accounts and insurance payable. . . . . . . . . . .        68,435        209,666
   Accrued income taxes. . . . . . . . . . . . . . . .                       (6,386)
   Other current liabilities . . . . . . . . . . . . .        11,725         (2,615)

  Net cash provided by operating activities. . . . . .        28,452         68,748

CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property, plant and equipment. . . . .        (8,256)      (617,319)
   Proceeds from disposal of property,
    plant and equipment. . . . . . . . . . . . . . . .                      298,019
   Loan costs refunded (paid)  . . . . . . . . . . . .                        5,000

  Net cash used in investing activities. . . . . . . .        (8,256)      (314,300)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from bank line of credit . . . . . . . . .                      290,000
   Repayments on bank line of credit . . . . . . . . .                      (95,000)
   Proceeds from issuance of long-term debt. . . . . .                      109,671
   Principal payments on long-term debt. . . . . . . .       (33,421)       (87,123)
   Proceeds from issuance of note
    payable - stockholder. . . . . . . . . . . . . . .        10,298         16,000

  Net cash provided by (used) financing activities . .       (23,123)       233,548

NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS. . . . . . . . . . . . . . . . . . . . .        (2,927)       (12,004)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD . . . .        10,244         22,248

CASH AND CASH EQUIVALENTS, END OF PERIOD . . . . . . .         7,317         10,244

Supplemental disclosures of cash flow information:
   Cash paid during the period for:
    Interest . . . . . . . . . . . . . . . . . . . . .        79,502        146,847

    Income taxes . . . . . . . . . . . . . . . . . . .                       12,207







       MILASTAR CORPORATION AND CONSOLIDATED SUBSIDIARIES
            INTRODUCTION TO PRO FORMA CONSOLIDATED
               CONDENSED FINANCIAL INFORMATION



  The Pro Forma Consolidated condensed Statements of Income for the year ended April 30, 1997 and nine months ended January 31, 1998, and the Pro Forma condensed Balance Sheet as of January 31, 1998 present the results of operations and financial position of Milastar Corporation (the "Company") assuming the acquisition of Twin City Steel Treating Co., Inc. ("Twin City Steel Treating") had been consummated as of the beginning of the periods indicated. The statements include all material adjustments necessary to present the historical results based on these assumptions.

  The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the acquisition had been consummated on the dates indicated. In addition, the pro forma financial information does not purport to be indicative of results of operations or financial positions which may be obtained in the future.

  The pro forma financial information has been prepared by the Company and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth under the Notes to Pro Forma Consolidated Condensed Financial Statements.

  The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statement and Notes thereto contained in the 1997 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the quarter ended January 31, 1998, and the financial statements of Twin City Steel Treating set forth on pages 3 through 8 hereof.


                   MILASTAR CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS

                                  ASSETS
                                (Unaudited)

                                              HISTORICAL
                                               1/31/98           PRO FORMA        PRO
                                             PER FORM 10-Q      ADJUSTMENTS      FORMA


Current assets:
 Cash and cash equivalents. . . . . . . .       454,000                         454,000
 Accounts and notes receivable:
  Trade, less allowance for doubtful
   accounts of $54,000. . . . . . . . . .       889,000         255,000 (a)
                                                                142,000 (b)   1,286,000
  Other. . . . . . . . . . . . . . . . . .       10,000                          10,000
 Inventory . . . . . . . . . . . . . . . .      137,000                         137,000
 Prepaid expenses and other. . . . . . . .      151,000          11,000 (a)     162,000

  Total current assets . . . . . . . . . .    1,641,000         408,000       2,049,000

Property, plant and equipment:
 Land. . . . . . . . . . . . . . . . . . .      199,000         222,000 (a)     421,000
 Buildings and improvements. . . . . . . .      768,000       1,100,000 (a)   1,868,000
 Equipment . . . . . . . . . . . . . . . .    6,852,000         730,000 (a)   7,582,000
                                              7,819,000       2,052,000       9,871,000
  Less accumulated depreciation. . . . . .    3,332,000         106,000 (b)   3,438,000
                                              4,487,000       1,946,000       6,433,000

Other assets:
 Non-compete agreements. . . . . . . . . .       52,000         421,000 (a)
                                                                (71,000)(b)     402,000

Total assets . . . . . . . . . . . . . . .    6,180,000       2,704,000       8,884,000

                   MILASTAR CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS

                   LIABILITIES AND STOCKHOLDERS' EQUITY
                                (Unaudited)



                                               HISTORICAL
                                                1/31/98          PRO FORMA       PRO
                                              PER FORM 10-Q     ADJUSTMENTS     FORMA

Current liabilities:
 Notes payable to stockholders. . . . . .       165,000                         165,000
 Current maturities of long-term debt . .       342,000         280,000 (a)     622,000
 Accounts payable . . . . . . . . . . . .       147,000                         147,000
 Income taxes payable . . . . . . . . . .       119,000                         119,000
 Accrued payroll and benefits . . . . . .       272,000          15,000 (a)     287,000
 Accrued real estate taxes. . . . . . . .        51,000          21,000 (a)      72,000
 Other accrued liabilities. . . . . . . .       151,000           6,000 (a)     157,000

  Total current liabilities . . . . . . .     1,247,000         322,000       1,569,000

Long-term debt, less current maturities .     1,027,000       2,417,000 (a)
                                                               (210,000)(b)   3,234,000

Total liabilities . . . . . . . . . . . .     2,274,000       2,529,000       4,803,000

Stockholders' equity:
 Preferred stock, $1.00 par value;
  authorized 5,000,000 shares,
  none issued . . . . . . . . . . . . . .
Common stock - Class A, $.05 par value;
  authorized 7,500,000 shares, issued
  2,728,264 shares at January 31, 1998. .       137,000                         137,000
Note receivable from officer. . . . . . .       (20,000)                        (20,000)
Additional paid-in capital. . . . . . . .     1,666,000                       1,666,000
Retained earnings . . . . . . . . . . . .     2,123,000         175,000 (b)   2,298,000

Total stockholders' equity. . . . . . . .     3,906,000         175,000       4,081,000

Total liabilities and stockholders'
  equity. . . . . . . . . . . . . . . . .     6,180,000       2,704,000       8,884,000

                   MILASTAR CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                (Unaudited)

                                             HISTORICAL
                                           9 MONTHS ENDED
                                              1/31/98
                                              PER FORM         PRO FORMA         PRO
                                                10-Q          ADJUSTMENTS       FORMA
Net sales . . . . . . . . . . . . . . . .     6,054,000       1,515,000 (b)   7,569,000
Cost of sales . . . . . . . . . . . . . .     4,234,000       1,054,000 (b)   5,288,000

Gross margin. . . . . . . . . . . . . . .     1,820,000         461,000       2,281,000

Selling, general and administrative
 expenses . . . . . . . . . . . . . . . .     1,321,000          90,000 (b)   1,411,000
Amortization of non-compete agreements. .        18,000          71,000 (b)      89,000

Operating income. . . . . . . . . . . . .       481,000         300,000         781,000

Other income (expense):
 Dividend and interest income . . . . . .        11,000                          11,000
 Interest expense . . . . . . . . . . . .      (107,000)       (125,000)(b)    (232,000)

Income before provision for
 income taxes . . . . . . . . . . . . . .       385,000         175,000         560,000
Provision for income taxes. . . . . . . .         7,000                           7,000

Net income. . . . . . . . . . . . . . . .       378,000         175,000         553,000

Net income per common share:
 Primary. . . . . . . . . . . . . . . . .           .14             .06             .20

 Fully diluted. . . . . . . . . . . . . .           .14             .06             .20

Weighted average number of shares
 outstanding during the period:
 Primary. . . . . . . . . . . . . . . . .     2,738,264       2,738,264       2,738,264

 Fully diluted. . . . . . . . . . . . . .     2,738,264       2,738,264       2,738,264

                   MILASTAR CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                (Unaudited)


                                              HISTORICAL
                                              YEAR ENDED
                                               4/30/97
                                               PER FORM        PRO FORMA         PRO
                                                 10-K         ADJUSTMENTS       FORMA
Net sales . . . . . . . . . . . . . . . .     7,325,000       1,923,000 (b)   9,248,000
Cost of sales . . . . . . . . . . . . . .     5,414,000       1,349,000 (b)   6,763,000

Gross margin. . . . . . . . . . . . . . .     1,911,000         574,000       2,485,000

Selling, general and administrative
 expenses . . . . . . . . . . . . . . . .     1,795,000         125,000 (b)   1,920,000
Amortization of non-compete agreements. .        54,000          95,000 (b)     149,000

Operating income. . . . . . . . . . . . .        62,000         354,000         416,000

Other income (expense):
 Dividend and interest income . . . . . .         9,000                           9,000
 Interest expense . . . . . . . . . . . .      (142,000)       (180,000)(b)    (322,000)
 Net loss on sale of property
  and equipment . . . . . . . . . . . . .       (36,000)                        (36,000)
 Net gain on sale of marketable
  securities. . . . . . . . . . . . . . .        45,000                          45,000

Income (loss) before provision
 for income taxes . . . . . . . . . . . .       (62,000)        174,000         112,000
Provision for income taxes. . . . . . . .         1,000                           1.000

Net income (loss) . . . . . . . . . . . .       (63,000)        174,000         111,000

Net income (loss) per common share:
 Primary. . . . . . . . . . . . . . . . .          (.02)            .06             .04

 Fully diluted. . . . . . . . . . . . . .          (.02)            .06             .04

Weighted average number of shares
 outstanding during the period:
 Primary. . . . . . . . . . . . . . . . .     2,738,264       2,738,264       2,738,264

 Fully diluted. . . . . . . . . . . . . .     2,738,264       2,738,264       2,738,264


         MILASTAR CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED
                 FINANCIAL STATEMENTS

(a). To record the acquisition of Twin City Steel Treating.

(b). To record the results of operations of Twin City Steel Treating as if such acquisition had occurred at the beginning of the periods indicated.


                       EXHIBIT 10.5

                 ASSET PURCHASE AGREEMENT
                          AMONG
          TWIN CITY STEEL TREATING COMPANY, INC.,
                     MARVIN SCHENDEL
                          AND
           FLAME METALS PROCESSING CORPORATION

                Dated as of March 16, 1998


                    TABLE OF CONTENTS

ARTICLE    TITLE                                       PAGE

           RECITALS                                      1

   I.      SALE OF ASSETS                                1

           1.1    Sale of Assets                         1
           1.2    Retained Assets                        3
           1.3    Purchase Price                         3
           1.4    Closing Purchase Price Adjustment      4
           1.5    Allocation of Purchase Price           5
           1.6    Assumption of Specific Liabilities
                   by Purchaser                          5



                      ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 16th day of March, 1998, by and between Flame Metals Processing Corporation, a Delaware corporation ("Purchaser"), and Twin City Steel Treating Company,
Inc., a Minnesota corporation ("Seller") and Mr. Marvin Schendel
("Shareholder").

                         W I T N E S S E T H

     WHEREAS, Seller has heretofore carried on the business of heat treating of metals (the"Business"); and

     WHEREAS, Shareholder is the owner of all of the outstanding shares of capital stock of Seller; and

     WHEREAS, Seller desires to sell, and Purchaser desires to purchase, certain assets of the Business for the consideration and on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the warranties, representations, covenants and indemnities set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                     ARTICLE I

                  Sale of Assets


1.1 Sale of Assets. On the terms and subject to the conditions of this Agreement, Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from Seller, at the Closing on the Closing Date (as hereinafter defined), all right, title and interest in and to all of the assets, properties, rights, powers, privileges, estates and businesses of the Business of every kind, nature and description, real, personal or mixed, tangible or intangible, wherever located and by whomever possessed, related to or used in, or otherwise associated with, the Business, whether or not reflected on the books of Seller or the Financial Statements (as hereinafter defined), including, without limitation, each of the following (the assets, properties and rights to be so sold, assigned, transferred, conveyed and delivered are herein sometimes referred to severally as an "Asset" and collectively as the "Assets"):

               (a) Cash. All positive balances of cash and cash equivalents on hand and in banks, including checks deposited for collection, and marketable securities;

               (b) Receivables, Etc. All receivables of every kind and character except intercompany account balances, including without limitation all of the Business's trade accounts and customer notes receivable, drafts and letters of credit and guarantees of any of the foregoing (collectively, the "Closing Receivables");

               (c)  Inventories and Supplies.  All inventories
     (including, without limitation, raw materials, supplies, work-in-process and finished goods) wherever located;

               (d) Machinery and Equipment. All machinery, equipment, automobiles, trucks, tractors, trailers and other vehicles, tools, dies, jigs, molds, patterns, test instruments, lab equipment, shelving, racks, leasehold improvements, office supplies, furniture and fixtures, computer hardware, telephones and all related equipment and all other tangible personal property, including, without limitation, those items listed and described in Schedule 1.1(d);

               (e) Real Estate. All interests in the real estate (including, without limitation, land, buildings, fixtures, fittings and improvements thereon, and easements, leases, subleases, licenses, rights of way, permits, and the other appurtenances thereto, including appurtenant rights in and to public streets, whether or not vacated), whether owned in fee or beneficially owned, or leased, subleased or otherwise, including, but not limited to, the parcel of real property owned by Seller legally described in Schedule 1.1(e) and commonly known as 12450 Ironwood Circle, Rogers,
     Minnesota 55374 (the "Real Estate").

               (f) Prepaid Items. All prepaid expenses and deposits;

               (g) Contracts. All contract rights, franchises, immunities, permits, restrictive covenants, consents, authorizations, approvals, qualifications, registrations, powers and privileges of every kind and nature, whether written or oral, including, without limitation, all purchase orders and commitments for materials and supplies and all rights under contracts or agreements for receipt of services and rights under contract or otherwise for the sale of goods or services, all leases of real, personal or mixed property (including, without limitation, leases of vehicles, office furniture, machines and other equipment) together with the leasehold estates created thereby and any leasehold improvements thereon, and the agreements, contracts and other items listed in Schedule 3.12;

               (h)  Books and Records.  All books, records,
     computer discs and tapes, computer software, files and other papers and documents and information on any medium whatsoever, including without limitation, all price lists, sales records, ledgers, journals, statements, bills, invoices, customer and supplier lists, data processing records and correspondence;

               (i) Know-How and Miscellaneous Information. All advertising, promotional material, marketing know-how, price and product lists, sales and other books and records, customer lists, technical information and know-how, inventions, custom and other formulae, processes, trade secrets, logos, patents, trademarks, trade names, service marks, service names, designs, licenses, copyrights, or any applications for, or renewals of, any of the foregoing, or rights in or to the same, and any derivations thereof, including, without limitation, the name "Twin City Steel Treating Co., Inc.", and the telephone numbers used by the Business, and any logo with respect thereto and any derivation thereof, together with the goodwill associated with such name and all other such aforementioned intellectual property rights, and all rights to recover for any past, present or future infringement thereof;

               (j) Licenses. All permits, licenses, franchises, orders, registrations, certificates, variances, approvals and similar rights obtained from governments and governmental agencies, and all data and records pertaining thereto;

               (k) Communications; Billing. All rights to receive mail and other communications addressed to Seller and relating to the Business or the Assets, including, without limitation, Closing Receivable payments, and all rights to bill and receive payment for products shipped or delivered and from services performed at or prior to Closing but unbilled or unpaid as of the Closing;

               (l) Claims. All claims, warranties, guarantees, refunds, rebates, causes of action, rights of recovery, setoff or recoupment, credits and security interests, of any kind or nature whatsoever; and

               (m) Miscellaneous. All other interests to which Seller has or may have any right, title or interest by ownership, use or operation, and in which Seller has a conveyable or assignable interest and which are used or held in connection with the Business.

     1.2  Retained Assets.  Notwithstanding anything in this
Agreement to the contrary, the term "Assets" shall not include:

               (a) All rights of Seller under or in connection with this Agreement and the Purchase Price to be paid to Seller hereunder;

               (b) The originals of Seller's corporate record book(s) containing the shareholders' and Board of Directors' minutes and stock ledger and all employee records; or

               (c) Any and all assets of Seller not used or useable in connection with the Business; or

               (d)  The assets listed on Schedule 1.2(d) hereto.

     1.3 Purchase Price. In addition to the assumption of the Assumed Liabilities (as hereinafter defined), in full payment for the Assets and for the restrictive covenants set forth in Section 5.3, Purchaser agrees to pay Seller a purchase price, subject to the adjustment set forth in Section 1.4 and the prorations as described in Section 5.2 (the "Purchase Price"), atthe Closing on the Closing Date, comprised of (a) an amount equal to One Hundred
Ninety Five Thousand Four Hundred Thirty-seven Dollars and Sixty Cents ($195,437.60) (the "Closing Cash Purchase Price") in the form of cash by wire transfer of immediately available funds to an account designated by Seller and (b) a Promissory Note of Purchaser in the aggregate principal amount of $453,559.42, payable in 54 equal monthly installments of $10,000.00, in the form of Exhibit A hereto (the "Closing Note"). The Closing Note shall be guaranteed by Purchaser's parent corporation, Milastar Corporation, in the form of Exhibit D.

     1.4  Closing Purchase Price Adjustment.

     (a) Seller shall prepare and deliver to Purchaser as soon as practicable, but in any event within thirty (30) days after the Closing Date, a balance sheet as of the close of business on the Closing Date (the "Closing Balance Sheet"). The Closing Balance Sheet shall, with respect to the items to be included thereon, be prepared in accordance with Seller's past practices. Purchaser and Seller shall cooperate with each other and their respective representatives in connection with the preparation of the Closing Balance Sheet, and Purchaser and Seller each shall have the right to be present during the inventory conducted in connection therewith.

     (b) Unless Purchaser delivers written notice to Seller on or prior to the fifteenth (15th) day after the delivery to Seller of the Closing Balance Sheet that Seller disputes the Closing Balance Sheet (hereinafter, a "Dispute"), then Purchaser shall be deemed to have accepted and agreed to the Closing Balance Sheet in the form in which it was delivered by Seller. If such a notice of a Dispute is given by Purchaser within such fifteen (15) day period, then Seller and Purchaser shall, within fifteen (15) days after the giving of such notice, attempt to resolve such Dispute and agree in writing upon the final content of the Closing Balance Sheet. In the event that Seller and Purchaser are unable to resolve any such Dispute within such fifteen (15) day period, then an independent certified public accounting firm jointly selected by Purchaser and Seller (the "Independent Auditors") shall be employed as arbitrator hereunder to settle such Dispute as soon as practicable. The Independent Auditors shall have access to all documents and facilities necessary to perform its function as arbitrator. The determination of the Independent Auditors with respect to any Dispute shall be final and binding on the parties hereto. Seller and Purchaser shall each pay one-half of the fees and expenses of the Independent Auditors for such services. Seller and Purchaser each agree to execute, if requested by the Independent Auditors, a reasonable engagement letter.

     (c) If the total assets listed in Exhibit H, as reflected on the Closing Balance Sheet are less than $297,604.18, then the amount of the Closing Cash Purchase Price, or, at the sole option of the Purchaser, the principal amount of the Closing Note, shall be reduced, dollar for dollar, by the amount that the total assets are less than $297,604.18. If the total assets reflected on the Closing Balance Sheet are greater than $297,604.18, then the amount of the Closing
Cash Purchase Price, or, at the sole option of the Purchaser, the principal amount of the Closing Note shall be increased, dollar for dollar, by the amount that the total assets exceed $297,604.18.

     (d) If the total amount of the Assumed Liabilities (as hereinafter defined) reflected on the Closing Balance Sheet is less than $2,030,163.94, then the amount of the Closing Cash Purchase
Price or, at the sole option of the Purchaser, the principal amount of the Closing Note shall be increased, dollar for dollar, by the amount that the Assumed Liabilities are less than $2,030,163.94. If the total amount of the Assumed Liabilities reflected on the Closing Balance Sheet is greater than $2,030,163.94, then the amount of the Closing Cash Purchase Price or, at the sole option of the Purchaser, the principal amount of the Closing Note shall be reduced, dollar for dollar, by the amount that the total Assumed Liabilities exceed $2,030,163.94

     (e) Any adjustments to the Closing Purchase Price made pursuant to this Section 1.4 shall, if made to the Closing Cash Purchase Price, be paid by wire transfer in immediately available funds to such account as is specified by the party to whom such payment is owed within five (5) business days after the Closing Balance Sheet is agreed to by Purchaser and Seller or any remaining Disputes are ultimately determined by the Independent Auditors.
Any adjustments to the Closing Note shall be made by substitution of a new Closing Note in exchange for the Closing Note executed at the Closing.

     1.5 Allocation of Purchase Price. The parties hereto shall allocate the Purchase Price among the Assets as provided in Exhibit B hereto, provided that promptly following the determination of the Statement of Net Book Value pursuant to Section 1.4 such allocation shall be adjusted to reflect any adjustment in the Purchase Price. The parties hereto agree that for income tax reporting purposes they shall report the transaction contemplated by this Agreement in a manner consistent with such allocation.

     1.6  Assumption of Specific Liabilities by Purchaser.

               (a) Assumed Liabilities. Subject to the conditions specified in this Agreement, from and after the Closing Date, Purchaser will not assume or in any way be responsible for any liabilities or obligations of Seller, or any other liabilities or obligations whatsoever related to the operation of the Business or condition of the Assets (including without limitation the Real Estate) at any time on or prior to the Closing Date, except as specifically provided below. From and after the Closing Date, Purchaser will assume and agree to pay and perform as and when due only the specific liabilities and obligations of Seller that relate to the Business set forth in Exhibit C hereto (the "Assumed Liabilities").

               (b) Excluded Liabilities. Notwithstanding anything in this Agreement to the contrary, Purchaser will not assume or be liable for any liabilities or obligations of Seller not described in Exhibit C, including, without limitation, any of the following liabilities and obligations of Seller (the "Excluded Liabilities"):

                         (i) attorneys' and accountants' and other fees and expenses incurred by Seller in connection with the sale of the Assets;

                         (ii) any debts, obligations or liabilities of Seller of any kind or nature, whether absolute, accrued, contingent or otherwise, existing in violation of any of the representations, warranties, covenants or agreements of Seller contained in this Agreement, the Schedules or any certificate of Seller to be delivered to Purchaser on or before the Closing Date pursuant to this Agreement or in connection with the transactions contemplated hereby;

                         (iii) any debts, obligations or liabilities of Seller, whether absolute, accrued, contingent or otherwise, for federal, state, county, local, foreign or other income taxes or assessments for periods prior to the Closing;

                         (iv) except as otherwise expressly provided herein, any debts, obligations or liabilities for federal, state, county, local foreign or other income, sales, transfer, use or other taxes or assessments of any kind whatsoever based upon, or related to, the sale and transfer of any of the Assets;

                         (v) except as expressly set forth in Exhibit C, any debts, obligations or liabilities of Seller, whether absolute, accrued, contingent or otherwise, for salaries, wages or bonuses payable with respect to periods prior to the Closing Date or under any employee covering any employees of the Business prior to the Closing
          Date;

                         (vi) any debts, obligations or liabilities of Seller whether absolute, accrued, contingent or otherwise with respect to real or personal property taxes or assessments due and payable prior to the Closing;

                         (vii) any and all claims, suits, causes of action, investigations, proceedings, liabilities, duties or obligations of any kind whatsoever, in any way arising out of any violation prior to the Closing Date of any decree, order, arbitration, award, agreement with, or any license or permit from or any law, rule, or regulation of, any federal, state or local governmental authority to which the properties, assets, personnel or business activities of Seller are subject or to which Seller itself is subject.